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                                                                   EXHIBIT 10.62
                                    GENERAL
                      ASSIGNMENT AND ASSUMPTION AGREEMENT


  THIS GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of April 13, 2000, by and between SIENA CAPITAL PARTNERS, L.P. (the "Assignor") and JOSEPH TERESI and JOHN MARTIN, in their individual capacities (each an "Assignee" and collectively, the "Assignees").

  WHEREAS, Assignor and PAISANO PUBLICATIONS, a California corporation ("Borrower") entered into that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of October 14, 1999, pursuant to which Assignor made a loan (the "Loan") to Borrower in the original principal amount of $275,000 (the "Loan Amount");

  WHEREAS, the Loan is evidenced by that certain Increasing Rate Secured Promissory Note (the "Note") issued by Borrower in the principal amount of the Loan Amount; and

  WHEREAS, Assignor wishes to sell, assign and transfer all of its rights, titles and interests in and to the Loan, the Note, the Securities Purchase Agreement, the Warrant Agreement and the Warrants and the other Loan Documents (all as defined in the Securities Purchase Agreement) to Assignees.

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignees and Assignor hereby agree as follows:

  Section 1.  Definitions.  Capitalized terms used and not otherwise defined
              -----------
herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

  Section 2.  Assignment of Loan.  The Assignor hereby absolutely sells,
              ------------------
transfers, assigns and conveys to Assignee, without recourse and without representation or warranty of any kind, all of its rights, titles and interests in and to the Loan, including, without limitation, all of its rights, titles and interests in and to the Note, the Warrant Agreement, the Warrants, the Securities Purchase Agreement and the other Loan Documents.

  Section 3.  Assumption of Obligations.  Assignees hereby assume any and all
              -------------------------
obligations of Assignor under the Securities Purchase Agreement and the other Loan Documents to the extent of their respective share of the Loan purchased.
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  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.


                                     Assignor:
                                     --------

                                     SIENA CAPITAL PARTNERS, L.P.

                                           /s/ Jason Reese
                                     By: _______________________________
                                         Name:  Jason Reese
                                         Title: President


                                     Assignees:
                                     ---------


                                       /s/ Joseph Teresi
                                     ___________________________________
                                     Joseph Teresi


                                       /s/ John Martin
                                     ___________________________________
                                     John Martin